AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON DECEMBER 10, 2012
REGISTRATION NO. [                    ]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO.
(Check appropriate Box or Boxes)
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 DETROIT STREET, DENVER, COLORADO 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Telephone No., including Area Code)
STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
151 DETROIT STREET
DENVER, COLORADO 80206-4805
(Name and Address of Agent for Service)
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of
Janus World Allocation Fund

[                    , 2012]

Dear Shareholder:

We are writing to inform you, as a shareholder of Janus World Allocation Fund, that the Trustees of your Fund have approved Janus’ proposal to merge the Fund into Janus Moderate Allocation Fund, effective on or about [          , 2013]. As described in the enclosed Prospectus/Information Statement, Janus Moderate Allocation Fund recently changed its principal investment strategies, and they are now substantially similar to those of Janus World Allocation Fund. Given these strategy changes, Janus is proposing to merge the two funds based largely on the resulting similarities in the funds’ investment objectives, strategies and policies, as well as the potential for expense efficiencies due to the larger combined asset base of the merged funds.

Both Janus World Allocation Fund and Janus Moderate Allocation Fund are managed by Dan Scherman, who will continue to manage Janus Moderate Allocation Fund after the merger. Following the merger, Janus Moderate Allocation Fund will continue to be managed to seek total return through growth of capital and income, which is similar to Janus World Allocation Fund’s investment objective of long-term growth of capital with a secondary emphasis on income.

As of the merger closing date, you will automatically receive the same class of shares of Janus Moderate Allocation Fund as you currently hold in Janus World Allocation Fund. You do not need to take any action related to the merger as your shares will be transferred automatically on the merger date.

We believe investors will benefit from this fund merger given the efficiencies that may occur as a result. You will also pay a lower management fee than you paid as a shareholder of Janus World Allocation Fund. In addition, this merger is designed to qualify as a tax-free merger, so you should not realize a tax gain or loss as a direct result of the merger, nor will you pay any of the expenses associated with the merger.

Enclosed you will find a Q&A and Prospectus/Information Statement with additional details describing the merger. If you have additional questions, please contact your financial advisor/intermediary for assistance, or call a Janus Representative at 1-800-525-0020.

We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

Robin C. Beery
Chief Executive Officer and President
Janus Investment Fund

PROSPECTUS/INFORMATION STATEMENT
[          , 2012]

Relating to the acquisition of the assets of

JANUS WORLD ALLOCATION FUND

by and in exchange for shares of beneficial interest of

JANUS GLOBAL ALLOCATION FUND – MODERATE
each, a series of Janus Investment Fund

151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0020

INTRODUCTION

This Prospectus/Information Statement is being furnished to shareholders of Janus World Allocation Fund in connection with an Agreement and Plan of Reorganization (the “Plan”), pursuant to which Janus World Allocation Fund (“World Allocation Fund”) will merge into Janus Moderate Allocation Fund (together with World Allocation Fund, the “Funds” and each, a “Fund”). Under the Plan, shareholders of World Allocation Fund will receive shares of Janus Moderate Allocation Fund approximately equal in value to their holdings in World Allocation Fund as of the closing date of the reorganization, referred to as the “Merger.” After the Merger is complete, World Allocation Fund will be liquidated. The Merger is expected to be completed on or about [          , 2013] (the “Closing Date”).

Effective [          , 2013], Moderate Allocation Fund will change its principal investment strategies to include an allocation of approximately 40% of its net assets to non-U.S. investments. In connection with this change to a global investment strategy, the Fund will be renamed Janus Global Allocation Fund – Moderate (“Moderate Allocation Fund”) and will change its primary benchmark index from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World Indexsm. The MSCI All Country World Indexsm is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. Janus Moderate Allocation Fund will also change the composition of its secondary benchmark index, the Moderate Allocation Index, from an internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%), and the MSCI Emerging Markets Free Indexsm (2%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Indexsm (60%) and the Barclays Global Aggregate Bond Index (40%).

As part of Moderate Allocation Fund’s strategy changes, the Fund will decrease the percentage of its net assets to be invested in its current equity and fixed-income asset categories and will add an “alternative investments” asset category to its asset allocation. The Fund’s alternative investments allocation will initially be achieved by investing in a new underlying Janus fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. The alternative investments category will also include Janus Global Real Estate Fund.

The Board of Trustees of Janus Investment Fund (the “Trust”) determined that the Merger is in the best interests of the shareholders of World Allocation Fund and of Moderate Allocation Fund. The Board of Trustees considered many factors in making this determination, which are summarized below in the Q&A section and discussed in detail in this Prospectus/Information Statement. Among the factors considered, the Board noted that the Funds share similar investment objectives and investment strategies and, as a general matter, the larger combined Fund is expected to have lower total gross and net operating expenses than World Allocation Fund would have if it continued to operate as a standalone Fund. In addition, the Trustees noted that Janus Capital Management LLC (“Janus Capital” or “Janus”) is paying all costs of the Merger, and the Merger will be treated as a tax-free transaction for World Allocation Fund and its shareholders.

Shares of the Funds have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

World Allocation Fund and Moderate Allocation Fund are each a series of the Trust, an open-end, registered management investment company organized as a Massachusetts business trust. Janus is responsible for the day-to-day management of World Allocation Fund’s and Moderate Allocation Fund’s investment portfolios and furnishes continuous advice and recommendations concerning each Fund’s investments. Janus Capital will remain the investment adviser of Moderate Allocation Fund after the Merger. As one of the larger mutual fund sponsors in the United States, Janus sponsored           mutual funds and had approximately $      billion in assets under management as of [          , 2012]. The Merger is expected to offer shareholders the potential for increased operational efficiencies while giving them continued access to Janus’ experience and resources in managing mutual funds.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth the information that you should know about World Allocation Fund, Moderate Allocation Fund, and the Merger. This Prospectus/Information Statement is being mailed on or about [          , 2012.]

Incorporation by Reference
For more information about the investment objectives, strategies, restrictions and risks of World Allocation Fund and Moderate Allocation Fund, see:

•	the Moderate Allocation Fund’s Prospectuses for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class T Shares, and Class D Shares, each dated October 26, 2012 (File No. 811-01879), as supplemented;

•	the World Allocation Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares dated October 26, 2012 (File No. 811-01879);

•	the Moderate Allocation Fund’s Statement of Additional Information, dated October 26, 2012 (File No. 811-01879);

•	the World Allocation Fund’s Statement of Additional Information, dated October 26, 2012 (File No. 811-01879);

•	the Moderate Allocation Fund’s Annual Report for the fiscal year ended June 30, 2012 (File No. 811-01879); and

•	the World Allocation Fund’s Annual Report for the fiscal year ended June 30, 2012 (File No. 811-01879).

These documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated by reference herein as appropriate. World Allocation Fund’s Prospectus and its Annual Report and most recent Semiannual Report have previously been delivered to World Allocation Fund shareholders.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual and semiannual report are available, without charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, without charge, at janus.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.

A Statement of Additional Information dated [          , 2012] relating to the Merger has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687.

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

This Prospectus/Information Statement is for informational purposes only. You do not need to take any action in response to this Prospectus/Information Statement. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class	Ticker
World Allocation Fund
Class A Shares	JAMPX
Class C Shares	JCMPX
Class I Shares	JIMPX
Class S Shares	JSMPX
Class T Shares	JAMTX
Moderate Allocation Fund
Class A Shares	JMOAX
Class C Shares	JMOCX
Class I Shares	JMOIX
Class S Shares	JMOSX
Class T Shares	JSPMX

PROSPECTUS/INFORMATION STATEMENT

[          , 2012]

i

ii

Q&A / SYNOPSIS

This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully. It contains additional information and further details regarding the Merger. The description of the Merger is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.	What is being proposed?

A.	At a meeting held on November 8, 2012, the Board of Trustees of the Trust (the “Board of Trustees,” “Board,” or the “Trustees”) approved the Plan which authorizes the Merger of World Allocation Fund with and into Moderate Allocation Fund, with Moderate Allocation Fund being the surviving entity. World Allocation Fund and Moderate Allocation Fund are each a series of the Trust and managed by Janus Capital. The Board of Trustees concluded that the Merger is in the best interest of the shareholders of both Funds, and that the interests of shareholders of the Funds will not be diluted as a result of the Merger. You are receiving this Prospectus/Information Statement because you are a shareholder of World Allocation Fund and will be impacted by the Merger. This Prospectus/Information Statement is being provided to you for informational purposes only, and you need not take any action with regard to the Merger.

Q.	What is happening in the Merger?

A.	All or substantially all of the assets of World Allocation Fund will be transferred to Moderate Allocation Fund solely in exchange for shares of Moderate Allocation Fund with a value approximately equal to the value of World Allocation Fund’s assets net of liabilities, and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund. Immediately following the transfer, the shares of Moderate Allocation Fund received by World Allocation Fund will be distributed pro rata to World Allocation Fund shareholders of record as of the Closing Date (on or about [ , 2013]). After the Merger is completed, World Allocation Fund will be liquidated. The Merger is conditioned upon receipt of an opinion of counsel that the Merger qualifies as a tax-free Merger, and any other conditions as outlined in the Plan.

Q.	Will I own the same number of shares of Moderate Allocation Fund as I currently own of World Allocation Fund?

A.	Immediately after the Closing Date, World Allocation Fund investors will own a number of full and fractional shares of Moderate Allocation Fund approximately equivalent in dollar value to their shares held in World Allocation Fund as of the close of business on the Closing Date. You will receive the same class of shares of Moderate Allocation Fund as the class of shares of World Allocation Fund you own as of the Merger. However, the number of shares you receive will depend on the relative net asset values of the shares of World Allocation Fund and Moderate Allocation Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Merger. Therefore, although the dollar value of your shares will be approximately the same, the number of shares you own may change.

Q.	What did the Board of Trustees consider in determining that the Merger is in the best interests of World Allocation Fund?

A.	The Board of Trustees of the Trust concluded that the Merger is in the best interests of World Allocation Fund after consideration of the following factors, among others:

•	The compatibility of the Funds’ investment objectives, strategies, and risks and the extent of the overlap of portfolio holdings between the Funds.
•	The portfolio manager that currently manages World Allocation Fund and Moderate Allocation Fund will continue to manage Moderate Allocation Fund after the Merger.
•	Shareholders of World Allocation Fund will have the opportunity to invest in a larger Fund with potentially better economies of scale.
•	The impact of the Merger on the fees paid by shareholders in each share class of each Fund, including the fact that Fund expenses are expected to be lower for shareholders of World Allocation Fund and the same for shareholders of Moderate Allocation Fund after the Merger.
•	The Merger, for each Fund and its shareholders, is expected to be tax-free in nature.
•	Janus Capital is paying all costs associated with the Merger.

•	The comparative performance of the Funds over various time periods.
•	The benefits of the Merger to Janus and its affiliates, including, among other things, that Janus may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies, and risks.

Q.	How do the Funds’ investment objective, strategies, and risks compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objectives, principal investment strategies, and risks.

Similarities:
Investment Objective: Both Funds seek a combination of growth and income. World Allocation Fund seeks long-term growth of capital with a secondary emphasis on income. Moderate Allocation Fund seeks total return through growth of capital and income.

Principal Investment Strategies: Each Fund invests in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles. Both World Allocation Fund and Moderate Allocation Fund invest in a diversified portfolio of underlying funds that provide exposure to various asset classes, as described below, and to issuers located throughout the world.

Allocation Process: The portfolio manager of each Fund determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

Additionally, the portfolio manager consults with a committee (“Asset Allocation Committee”), to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

Asset Class Allocations: Each Fund allocates its investments among underlying funds in the same asset classes, as shown below:

Asset Class	Target Allocation World Allocation Fund	Target Allocation Moderate Allocation Fund

Equity	60%	48.5%

Bonds	30%	33.5%

Alternatives	10%	18.0%

[Overlap of Underlying Funds: As of September 30, 2012 World Allocation Fund (14 out of 25) and Moderate Allocation Fund (14 out of 18) invest in 14 of the same underlying funds.] [To be updated]

Primary Benchmark Index: Each Fund’s primary benchmark index is the MSCI All Country World Indexsm.

Portfolio Manager: Dan Scherman is the portfolio manager for both World Allocation Fund and Moderate Allocation Fund. Mr. Scherman will continue as portfolio manager of Moderate Allocation Fund after the Merger.

Diversification: Each Fund is classified as “diversified,” meaning that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Risks: Each Fund’s returns will vary, and you could lose money. Each Fund is subject to allocation risk, affiliated fund risk, and risks related to investments of the underlying funds, such as market risk, fixed-income securities risk, foreign exposure risk, emerging markets risk, mortgage-backed securities risk, exchange-traded funds risk, exchange-traded notes risk, sovereign debt risk, and derivatives risk.

Differences:
Principal Investment Strategies: Moderate Allocation Fund invests solely in underlying funds. In addition to underlying funds, World Allocation Fund may invest directly up to 10% of its net assets in unaffiliated pooled investment vehicles and derivatives. Within the limits of the Investment Company Act of 1940, as amended, Moderate Allocation Fund may invest in such instruments through underlying funds.

Risks: In connection with Moderate Allocation Fund’s strategy changes described in the “Introduction,” the Fund will invest in a new Janus underlying fund, Janus Diversified Alternatives Fund, which seeks to provide returns uncorrelated with the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio managers’ beliefs about the risk, expected returns and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results.

Q.	How do the Funds compare in size?

A.	As of [ , 2012], World Allocation Fund’s net assets were approximately [$ million], and Moderate Allocation Fund’s net assets were approximately [$ million]. The asset size of each Fund fluctuates on a daily basis, and the asset size of Moderate Allocation Fund after the Merger may be larger or smaller than the combined assets of the Funds as of [ , 2012]. More current total net asset information is available at janus.com/advisor/mutual-funds.

Q.	Will the Merger result in a higher management fees for current World Allocation Fund shareholders?

A.	No. Rather, your Fund’s management fee rate will decrease. World Allocation Fund’s annual management fee rate is 0.07%, and Moderate Allocation Fund’s annual management fee rate is 0.05%. After the Merger, Moderate Allocation Fund’s annual management fee rate will remain at 0.05%.

Pro forma fee, expense, and other financial information is included in this Prospectus/Information Statement.

Q.	Will the Merger result in higher Fund expenses?

A.	Fund expenses are expected to be lower for shareholders of World Allocation Fund after the Merger. However, as a result of Moderate Allocation Fund’s increased investment in underlying funds that pursue global and alternative investments strategies, Moderate Allocation Fund’s “Acquired Fund Fees and Expenses” are expected to increase, as shown in the pro forma fee, expense, and financial information included later in this Prospectus/ Information Statement.

Q.	What are the federal income tax consequences of the Merger?

A.	The Merger is expected to qualify as a tax-free transaction for federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Merger If you choose to redeem or exchange your shares before or after the Merger, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains for World Allocation Fund.

Q.	Will the shareholder services provided by Janus change?

A.	No. Janus currently manages both World Allocation Fund and Moderate Allocation Fund and will continue as the investment adviser of Moderate Allocation Fund following the Merger. The administrator, custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Merger. Shareholders of World Allocation Fund will also have the same purchase and redemption privileges as they currently enjoy. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of World Allocation Fund will be exchanged for full and fractional corresponding shares of Moderate Allocation Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.

Q.	[Can I still add to my existing World Allocation Fund account until the Merger?]

A.	Yes. World Allocation Fund shareholders may continue to make additional investments until on or about [ , 2012], when the Fund will be closed to new investments to facilitate the Merger.

Q.	Will I need to open an account in Moderate Allocation Fund prior to the Merger?

A.	No. An account will be set up in your name, and your shares of World Allocation Fund will automatically be converted to corresponding shares of Moderate Allocation Fund. You will receive confirmation of this transaction following the Merger.

Q.	Will my cost basis change as a result of the Merger?

A.	Your total cost basis is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger may be different than the number of shares you held prior to the Merger, your average cost basis per share may change. Since the Merger will be treated as a tax-free transaction for World Allocation Fund, you should not recognize any capital gain or loss as a direct result of the Merger.

Q.	Will either Fund pay fees associated with the Merger?

A.	The Funds will not pay any fees of the Merger. Janus will bear those fees.

Q.	When will the Merger take place?

A.	The Merger will occur on or about [ , 2013]. Shortly after completion of the Merger, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q.	What if I want to exchange my shares into another Janus fund prior to the Merger?

A.	You may exchange your shares into another Janus fund before the Closing Date (on or about [ , 2013]) in accordance with your pre-existing exchange privileges by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-800-525-0020. If you choose to exchange your shares of World Allocation Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements.

Q.	Why are shareholders not being asked to vote on the Merger?

A.	The Investment Company Act of 1940, as amended (the “1940 Act”), the law that governs mutual funds, and the Funds’ Agreement and Declaration of Trust (“Trust Instrument”) each permit mergers of series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met, including that the investment policies of the acquiring fund and acquired fund are not materially different. The conditions permitting the Merger to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS

This section provides a summary of each Fund, including but not limited to, each Fund’s investment objective, primary investment strategies, restrictions, fees, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein. There is no assurance that a Fund will achieve its stated objective.

Investment Objectives
World Allocation Fund seeks long-term growth of capital with a secondary emphasis on income. Moderate Allocation Fund seeks total return through growth of capital and income.

Comparison of Fees and Expenses
The types of expenses currently paid by each class of shares of World Allocation Fund are the same types of expenses to be paid by the corresponding share classes of Moderate Allocation Fund. Currently, the Funds have substantially similar investment advisory agreements but each pays a different investment advisory fee rate. The annual investment advisory fee rate payable under the advisory agreements for World Allocation Fund and Moderate Allocation Fund are currently 0.07% and 0.05%, respectively, of the Fund’s average daily net assets.

Current and Pro Forma Fees and Expenses
The following tables compare the fees and expenses you may bear directly or indirectly as an investor in World Allocation Fund versus Moderate Allocation Fund, and show the projected (“pro forma”) estimated fees and expenses of Moderate Allocation Fund, calculated assuming the Merger had occurred on June 30, 2012. Fees and expenses shown for World Allocation Fund and Moderate Allocation Fund were determined based on each Fund’s average net assets as of the fiscal year ended June 30, 2012. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since June 30, 2012 for either Fund. Total net assets as of these dates are shown in a footnote to the table. More current total net asset information is available at janus.com/advisor/mutual-funds. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Merger, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Changes in the allocations to the underlying Janus funds can also result in changes to total expenses. The Funds will not pay any fees of the Merger.

Annual Fund Operating Expenses
Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for World Allocation Fund and for Moderate Allocation Fund, as well as those estimated for Moderate Allocation Fund on a pro forma basis, assuming consummation of the Merger, for the fiscal year ended June 30, 2012. The pro forma expense information in the “Annual Fund Operating Expenses” table below assumes that Moderate Allocation Fund has an annual fixed investment advisory fee rate of 0.05% post-Merger. In addition, the pro forma information below reflects an estimated increase to “Acquired Fund Fees and Expenses” for Moderate Allocation Fund post-Merger that is expected to occur in connection with certain changes to Moderate Allocation Fund’s principal investment strategies and resulting allocations to underlying funds that pursue global and alternative investments strategies. Information is not presented for Class D Shares because World Allocation Fund does not offer Class D Shares. Acquired Fund Fees and Expenses for Class D Shares of Moderate Allocation Fund before and after the Merger are expected to be 0.84%.

Expense Limitations
“Total Annual Fund Operating Expenses After Fee Waiver” shown in the table below include any expense limitations agreed to by Janus Capital. Currently, through November 1, 2013, pursuant to a contract between Janus Capital and World Allocation Fund, Janus Capital reduces its annual investment advisory fee rate paid by World Allocation Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.45% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses). For purposes of this waiver, operating expenses do not include any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, and any indemnification related thereto). Janus Capital has a similar expense limitation agreement for Moderate Allocation Fund whereby Janus Capital reduces its annual investment advisory fee rate paid by Moderate Allocation Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.39% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses and excluding the same expenses noted above). During the period shown in the table below, Moderate Allocation Fund’s total annual fund operating expenses, after reduction of any applicable share class level expenses, did not exceed 0.39% of average daily net assets. Therefore, the Fee Waiver amounts shown for Moderate Allocation Fund pre- and post-Merger are 0.00%.

Changes to expenses and asset levels of both World Allocation Fund and Moderate Allocation Fund at the time of the Merger could trigger application of Moderate Allocation Fund’s 0.39% expense limit, resulting in a possible reduction of other expenses for certain classes and the investment advisory fee rate payable to Janus Capital by Moderate Allocation Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Class A Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%

Other Expenses(4)	1.73%	0.15%	0.15%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.78%	1.29%	1.29%

Fee Waiver(6)	1.33%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.45%	1.29%	1.29%

Class C Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	1.00%	1.00%	1.00%

Other Expenses(4)	1.84%	0.24%	0.24%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	3.64%	2.13%	2.13%

Fee Waiver(6)	1.44%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	2.20%	2.13%	2.13%

Class S Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%

Other Expenses(4)	1.96%	0.33%	0.33%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	3.01%	1.47%	1.47%

Fee Waiver(6)	1.31%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.70%	1.47%	1.47%

Class I Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	None	None	None

Other Expenses(4)	1.76%	0.16%	0.16%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.56%	1.05%	1.05%

Fee Waiver(6)	1.36%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.20%	1.05%	1.05%

Class T Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	None	None	None

Other Expenses(4)	1.89%	0.34%	0.34%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.69%	1.23%	1.23%

Fee Waiver(6)	1.24%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.45%	1.23%	1.23%

EXAMPLES:
The following Examples are based on expenses without waivers. These Examples are intended to help you compare the cost of investing in World Allocation Fund, Moderate Allocation Fund before the Merger, and Moderate Allocation Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in World Allocation Fund, Moderate Allocation Fund, and the combined Fund after the Merger for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year(7)(8)(9)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class A Shares
World Allocation Fund	$840	$1,388	$1,960	$3,505
Moderate Allocation Fund	$699	$960	$1,242	$2,042
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$699	$960	$1,242	$2,042
Class C Shares
World Allocation Fund	$466	$1,114	$1,883	$3,897
Moderate Allocation Fund	$316	$667	$1,144	$2,462
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$316	$667	$1,144	$2,462
Class S Shares
World Allocation Fund	$304	$930	$1,582	$3,327
Moderate Allocation Fund	$150	$465	$803	$1,757
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$150	$465	$803	$1,757
Class I Shares
World Allocation Fund	$259	$796	$1,360	$2,895
Moderate Allocation Fund	$107	$334	$579	$1,283
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283

If Shares are redeemed:	1 Year(7)(8)(9)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class T Shares
World Allocation Fund	$272	$835	$1,425	$3,022
Moderate Allocation Fund	$125	$390	$676	$1,489
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489

If Shares are not redeemed:	1 Year(7)(8)(10)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class A Shares
World Allocation Fund	$840	$1,388	$1,960	$3,505
Moderate Allocation Fund	$699	$960	$1,242	$2,042
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$699	$960	$1,242	$2,042
Class C Shares
World Allocation Fund	$366	$1,114	$1,883	$3,897
Moderate Allocation Fund	$216	$667	$1,144	$2,462
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$216	$667	$1,144	$2,462
Class S Shares
World Allocation Fund	$304	$930	$1,582	$3,327
Moderate Allocation Fund	$150	$465	$803	$1,757
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$150	$465	$803	$1,757
Class I Shares
World Allocation Fund	$259	$796	$1,360	$2,895
Moderate Allocation Fund	$107	$334	$579	$1,283
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283
Class T Shares
World Allocation Fund	$272	$835	$1,425	$3,022
Moderate Allocation Fund	$125	$390	$676	$1,489
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489

(1)	All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The expense information shown for Moderate Allocation Fund has been restated to reflect estimated fees currently in effect following implementation of the investment strategy changes described in the “Introduction” section of this Prospectus/Information Statement.
(2)	The “Management Fee” is the management fee rate paid by each Fund to Janus under each Investment Advisory Agreement. Refer to the “Management Expenses” section in this Prospectus/Information Statement for additional information, with further description in the Funds’ Statements of Additional Information, which are incorporated by reference herein.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for Class S Shares and Class T Shares include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” for all classes may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
(5)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Acquired Fund Fees and Expenses are based on the estimated expenses each Fund expects to incur.

(6)	Currently, through at least November 1, 2013, Janus Capital has contractually agreed to waive each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to 0.45% for World Allocation Fund and 0.39% for Moderate Allocation Fund. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
(7)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(8)	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Examples.
(9)	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in Appendix C.
(10)	Contingent deferred sales charge is not applicable.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the fiscal year ended June 30, 2012, World Allocation Fund’s portfolio turnover rate was 36% of the average value of its portfolio and Moderate Allocation Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
Each Fund pursues its investment objective by allocating its investments among various underlying funds. The following chart compares the Funds’ overall investment strategies.

World Allocation Fund	Moderate Allocation Fund

•   The Fund pursues its investment objective by investing in a diversified portfolio of other Janus mutual funds (“underlying funds”) and securities that provide exposure to issuers located throughout the world. Through its investment in the underlying funds, the Fund invests in issuers from several different countries, including the United States, and may, under unusual circumstances, be invested in a single country. The Fund may also have significant exposure to emerging markets. Because it invests in other funds, the Fund is considered a “fund of funds.” The Fund utilizes Janus Capital’s proprietary process to allocate assets across the following three asset categories (as defined by Janus Capital):

 • Core – The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the underlying funds in the Core category is to provide shareholders with access to a broad range of investable assets in proportion to each asset class’ representation in today’s global, integrated market as determined by Janus Capital.

  • Alpha – The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield
• The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers located throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries and may, under unusual circumstances, be invested in a single country. The Fund normally will have approximately 40% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.

• The Fund pursues this objective by investing in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 48.5% to equity investments, 33.5% to fixed-income securities and money market securities, and 18% to alternative investments. The Fund’s target allocations are 45-60% in equity securities, 30-45% in fixed income securities and money market instruments, and 5-20% in alternatives.

• The Fund achieves it investment allocations through investment in underlying Janus Funds. Initially, the Fund will obtain alternatives exposure through investment in a new Janus fund, Janus Diversified Alternatives Fund, which pursues its investment objective by investing in a diverse group of return drivers (“risk premia”) across equity, fixed income, commodity, and currency asset classes. Janus Diversified Alternatives Fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia and combining these individual risk premia into a liquid portfolio that delivers consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds.

World Allocation Fund	Moderate Allocation Fund

bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.

   •   Alternative – The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), investments with hedge fund strategy exposure, commodities-related securities, real estate-related securities, and structured products.
• The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

•   The Fund attempts to maximize returns by investing the Fund’s assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate-related securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund’s assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager’s judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.
• The Fund’s asset allocation is intended to diversify investments throughout the world among stocks, bonds, money market instruments, and alternatives. The portfolio manager, in collaboration with an independent asset allocation service, regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.

•   The Fund’s portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals (“Asset Allocation Committee”) to regularly review the process and the allocation of the Fund’s assets among the underlying funds to determine modifications to the underlying funds’ asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.
• The portfolio manager of the Fund determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

•   The Fund’s investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund’s asset class or category, category allocations, underlying funds, or underlying fund weightings may change without prior shareholder notice.
• Additionally, the portfolio manager consults with a committee, which is comprised of investment professionals of Janus Capital, and may also include investment professionals of Janus Capital’s affiliated investment advisers (“Asset Allocation Committee”), to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among underlying funds and asset classes. The portfolio manager and Asset

World Allocation Fund	Moderate Allocation Fund

Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

•   The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix D.
• The Fund will normally allocate approximately 48.5% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid- capitalization companies, and international companies (including those with exposure to emerging markets), approximately 33.5% of its investments to underlying bond funds and money market instruments, and approximately 18% of its investments to underlying funds that focus on alternatives. Refer to Appendix D in this Prospectus/Information Statement for a brief description of the investment strategies of each of the currently available underlying funds.

• The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.	• Through its investments in underlying funds, the Fund may invest in ETFs and ETNs.

•   The Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) including, but not limited to, swap agreements to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. For more information on the Fund’s use of derivatives, refer to the Fund’s shareholder reports and Form N-Q reports, which are filed with the SEC.
• Through its investments in underlying funds, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund’s may invest through underlying funds in derivative instruments (by taking long and/or short positions) including, but not limited to, swap agreements to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. For more information on the Fund’s use of derivatives, refer to the Fund’s shareholder reports and Form N-Q reports, which are filed with the SEC.

•   When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.
• Same

Principal Investment Risks
The following is a summary of the principal risks associated with investing in each Fund. Both Funds invest in underlying funds. The risks of investing in the Funds are tied to the securities in which the underlying funds invest. In addition, World Allocation Fund may invest directly up to 10% of its net assets in unaffiliated pooled investment vehicles, such as exchange-traded funds, and derivatives; Moderate Allocation Fund will have exposure to such instruments as part of its alternatives investment allocation. The biggest risk of investing in the Funds is that the Funds’ and the underlying funds’ returns will vary, and you could lose money. The additional risks discussed below are described in greater detail later in this Prospectus/Information Statement under “Additional Information about the Funds – Risks of the Funds and Underlying Funds.” The fact that a particular risk is not identified does not mean that a Fund as part of its overall investment strategy does not invest in, or is precluded from investing in, securities that give rise to that risk.

Allocation Risk.  A Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and/or unaffiliated pooled investment vehicles and derivatives. You could lose money on your investment in the Fund as a result of these allocations. A Fund will typically invest in a number of different underlying funds; however, to the extent that a Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

Derivatives Risk.  World Allocation Fund and certain underlying funds in which each Fund invests may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Funds to be more volatile than if they had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

Commodity-Linked Investments Risk.  World Allocation Fund and certain of the underlying funds in which each Fund invests may include derivative investments that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Exchange-Traded Funds Risk.  World Allocation Fund and the underlying funds in which each Fund invests may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Alternative Investments Allocation Risk.  In connection with the Moderate Allocation Fund’s allocation to alternative investments, the Fund will invest in a new Janus underlying fund, Janus Diversified Alternatives Fund, which seeks to provide returns having low correlation to the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio managers’ beliefs about the risk, expected returns and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in this underlying fund also involves derivatives, counterparty, leverage, real estate-related and commodity-linked investment risks as described above and in the “Additional Information About the Funds – Risks of the Funds” section.

Affiliated Fund Risk.  Janus has the authority to select and substitute the underlying affiliated mutual funds in which the Funds may invest. The fees paid to Janus Capital by other Janus mutual funds are higher than the fees paid to Janus Capital by the Funds or by other funds and share classes available for investment by the Funds. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. However, Janus Capital is a fiduciary to each Fund and its shareholders and is legally obligated to act in each Fund’s shareholders’ best interest when selecting underlying affiliated mutual funds.

Market Risk.  The Funds, through the underlying funds’ investments in equity securities, are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks. However, returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth. The Funds may have exposure to high-yield/high-risk securities through the underlying funds’ investments in such securities. High-yield/high-risk securities may be more sensitive to economic changes, political changes, or adverse developments specific to the issuer, which may adversely affect the value of the underlying funds’ investments in such securities.

Foreign Exposure Risk.  Each Fund and certain underlying funds in which either Fund may invest will have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, each Fund’s and the underlying funds’ returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund or an underlying fund has invested a significant amount of its assets may have a greater effect on the Fund’s or an underlying fund’s performance than it would in a more geographically diversified portfolio. Each Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, each Fund’s or an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s or an underlying fund’s investments. To the extent that a Fund or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which involve other risks.

Mortgage-Backed Securities Risk.  Some of the underlying funds in which the Funds can invest may invest in mortgage-backed securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Sovereign Debt Risk.  An underlying fund in which the Funds invest may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fund Performance

     World Allocation Fund
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Modular Portfolio Construction® Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

World Allocation Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class I Shares (calendar year-end)

2009	2010	2011
28.87%	11.54%	−8.00%

Best Quarter: Second Quarter 2009 14.90% Worst Quarter: Third Quarter 2011 −13.38%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 8.19%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	Since Inception of Predecessor Fund (9/3/08)
Class I Shares

Return Before Taxes	−8.00%	0.06%

Return After Taxes on Distributions	−9.03%	−0.71%

Return After Taxes on Distributions and Sale of Fund Shares(1)	−4.11%	−0.15%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	−13.24%	−1.79%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class C Shares

Return Before Taxes(3)	−9.46%	−0.62%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class S Shares

Return Before Taxes	−8.07%	−0.19%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class T Shares

Return Before Taxes	−7.87%	0.03%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

     Moderate Allocation Fund
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

Moderate Allocation Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class T Shares (calendar year-end)

2006	2007	2008	2009	2010	2011
14.28%	12.71%	−25.28%	30.34%	12.19%	−2.61%

Best Quarter: Second Quarter 2009 14.27% Worst Quarter: Fourth Quarter 2008 −11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 10.26%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)
Class T Shares

Return Before Taxes	−2.61%	3.70%	5.39%

Return After Taxes on Distributions	−3.32%	2.81%	4.55%

Return After Taxes on Distributions and Sale of Fund Shares(1)	−1.57%	2.71%	4.22%

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes)

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)

Class A Shares

Return Before Taxes(2)	−8.26%	2.33%	4.19%

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class C Shares

Return Before Taxes(3)	−4.34%	2.80%	4.46%

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class S Shares

Return Before Taxes	−2.93%	3.30%	4.97%

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class I Shares

Return Before Taxes	−2.47%	3.70%	5.39%

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

For World Allocation Fund, after-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. For Moderate Allocation Fund, after-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of World Allocation Fund and Class T Shares of Moderate Allocation Fund. After-tax returns for the other classes of shares will vary from those shown due to varying sales charges (as applicable), fees, and expenses among the classes.

Management of the Funds
Investment Adviser:  Janus Capital is the investment adviser for each Fund and will remain the investment adviser of Moderate Allocation Fund after the Merger.

Portfolio Manager:  Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of each Fund and will continue as portfolio manager of Moderate Allocation Fund after the Merger.

Purchase and Sale of Fund Shares

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares

Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

With the exception of certain Class I Shares shareholders, purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as outlined in Appendix C. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C.

Tax Information
Each Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.

THE MERGER

The Plan
The Plan sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

The Plan contemplates: (i) Moderate Allocation Fund’s acquisition of all or substantially all of the assets of World Allocation Fund in exchange solely for shares of Moderate Allocation Fund and the assumption by Moderate Allocation Fund of all of World Allocation Fund’s liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of World Allocation Fund; and (iii) the complete liquidation of World Allocation Fund.

The value of World Allocation Fund’s assets to be acquired and the amount of its liabilities to be assumed by Moderate Allocation Fund and the net asset value (“NAV”) of a share of World Allocation Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by World Allocation Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in World Allocation Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”). The Plan provides that Janus Capital will pay all of the fees of the Merger, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about [          , 2013].

As soon as practicable after the Closing Date, World Allocation Fund will distribute pro rata to its shareholders of record the shares of Moderate Allocation Fund it receives in the Merger, so that each shareholder of World Allocation Fund will receive a number of full and fractional shares of Moderate Allocation Fund approximately equal in value to his or her holdings in World Allocation Fund, and World Allocation Fund will be liquidated.

Such distribution will be accomplished by opening accounts on the books of Moderate Allocation Fund in the names of World Allocation Fund shareholders and by transferring to those accounts the shares of Moderate Allocation Fund previously credited to the account of World Allocation Fund on those books. Each shareholder account will be credited with the pro rata number of Moderate Allocation Fund’s shares due to that shareholder. All issued and outstanding shares of World Allocation Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, each former shareholder of World Allocation Fund will own shares of Moderate Allocation Fund that will be approximately equal to the value of that shareholder’s shares of World Allocation Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.

The implementation of the Merger is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Merger qualifies as a tax-free Merger. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if the Trustees determine that the Merger is not in the best interests of the Funds’ shareholders. Please review the Plan carefully.

Reasons for the Merger
As discussed in the Introduction, after the repositioning of Moderate Allocation Fund to include increased allocations to non-U.S. investments and a new allocation to alternative investments, World Allocation Fund and Moderate Allocation Fund will have substantially similar investment strategies. Therefore, the Merger allows Janus to reorganize its mutual fund platform by consolidating similar Funds. Janus believes that these efforts will provide the potential for both meaningful short-and long-term benefits to Fund shareholders, including clearer product differentiation, a reduction in overlapping offerings, and a resulting larger, more stable asset base. The Funds have similar investment objectives, principal investment strategies, policies and risks. There is potential to increase operational efficiencies, including the potential to eliminate duplicative costs and other inefficiencies that can arise from having comparable mutual funds in the same family of funds. Janus and its affiliates that provide services to the Funds expect to provide the same level of services to shareholders after the Merger.

Janus met with the Trustees, none of whom are considered “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), on October 4, 2012 and November 8, 2012 to discuss Janus’ proposal to merge the Funds. The Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

At the meeting of the Board of Trustees of the Trust held on November 8, 2012, the Trustees approved the Plan after determining that (1) the Merger is in the best interests of World Allocation Fund and Moderate Allocation Fund; and (2) the Merger will not dilute the interests of existing shareholders of either Fund. In making these determinations, the Trustees considered the following factors, among others:

•	The compatibility of the Funds’ investment objectives, strategies, and risks and the extent of the overlap of portfolio holdings between the Funds.
•	The portfolio manager that currently manages World Allocation Fund and Moderate Allocation Fund will continue to manage Moderate Allocation Fund after the Merger.
•	Shareholders of World Allocation Fund will have the opportunity to invest in a larger Fund with potentially better economies of scale.
•	The impact of the Merger on the fees paid by shareholders in each share Class of each Fund, including the fact that Fund expenses are expected to be lower for shareholders of World Allocation Fund and remain the same for shareholders of Moderate Allocation Fund after the Merger.
•	The Merger, for each Fund and its shareholders, is expected to be tax-free in nature.
•	Janus is paying all costs associated with the Merger.
•	The comparative performance of the Funds over various time periods.
•	The benefits of the Merger to Janus and its affiliates, including, among other things, that Janus may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies and risks.

Federal Income Tax Consequences
As a condition to the Merger, the Trust will receive a legal opinion from [          ], special counsel to Janus, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes substantially to the effect that:

•	the transfer of all or substantially all of the assets of World Allocation Fund solely in exchange for shares of Moderate Allocation Fund and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund, and the distribution of such shares to the shareholders of World Allocation Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;
•	no gain or loss will be recognized by World Allocation Fund on the transfer of the assets of World Allocation Fund to Moderate Allocation Fund in exchange for Moderate Allocation Fund shares or the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund or upon the distribution of Moderate Allocation Fund shares to World Allocation Fund shareholders in exchange for their shares of World Allocation Fund, except that World Allocation Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of World Allocation Fund’s assets acquired by Moderate Allocation Fund will be the same to Moderate Allocation Fund as the tax basis of such assets to World Allocation Fund immediately prior to the Merger, and the holding period of the assets of World Allocation Fund in the hands of Moderate Allocation Fund will include the period during which those assets were held by World Allocation Fund;
•	no gain or loss will be recognized by Moderate Allocation Fund upon the receipt of the assets of World Allocation Fund solely in exchange for Moderate Allocation Fund shares and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund;
•	no gain or loss will be recognized by shareholders of World Allocation Fund upon the receipt of Moderate Allocation Fund shares by such shareholders, provided such shareholders receive solely Moderate Allocation Fund shares (including fractional shares) in exchange for their World Allocation Fund shares; and
•	the aggregate tax basis of Moderate Allocation Fund shares, including any fractional shares, received by each shareholder of World Allocation Fund pursuant to the Merger will be the same as the aggregate tax basis of World Allocation Fund shares held by such shareholder immediately prior to the Merger, and the holding period of Moderate Allocation Fund shares, including fractional shares, to be received by each shareholder of World Allocation Fund will include the period during which World Allocation Fund shares exchanged were held by such shareholder (provided that World Allocation Fund shares were held as a capital asset on the Closing Date).

The receipt of such an opinion is a condition to the consummation of the Merger. The Trust has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Merger, and the IRS is not bound by advice of counsel. If the transfer of the assets of World Allocation Fund in exchange for Moderate Allocation Fund shares and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund does not constitute a tax-free Merger, each World Allocation Fund shareholder generally will recognize a gain or loss approximately equal to the difference between the value of Moderate Allocation Fund shares such shareholder acquires and the tax basis of such shareholder’s World Allocation Fund shares.

Prior to the Closing Date, World Allocation Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.

Shareholders of World Allocation Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of World Allocation Fund should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

Securities to Be Issued, Key Differences in Shareholder Rights
World Allocation Fund and Moderate Allocation Fund are each organized as separate series of the Trust, a Massachusetts business trust, and are governed by the same Trust Instrument and Bylaws. As such, there are no key differences in the rights of shareholders of the Funds.

All shares of a fund within the Trust participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of all funds in the Trust have noncumulative voting rights, which means the holders of more than 50% of the value of shares of all funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shares of a fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in Appendix C.

Capitalization
The following table shows, the capitalization as of June 30, 2012 for World Allocation Fund and Moderate Allocation Fund, as well as pro forma capitalization giving effect to the Merger:

[To be updated]

Moderate
		Moderate		Allocation Fund
	World Allocation	Allocation Fund		(pro forma after
	Fund	(Pre-Merger)	Adjustments(1)	Merger)
Class A

Net Assets

Net Asset Value Per Share

Shares Outstanding

Class C

Net Assets

Net Asset Value Per Share

Shares Outstanding

Class S

Net Assets

Net Asset Value Per Share

Shares Outstanding

Class I

Net Assets

Net Asset Value Per Share

Shares Outstanding

Class T

Net Assets

Net Asset Value Per Share

Shares Outstanding

Total Net Assets

Total Shares Outstanding

(1)	An “Adjustment” is the difference between Moderate Allocation Fund’s net asset value and World Allocation Fund’s net asset value and the resulting share adjustments that will be processed in order to maintain the appropriate market value of Moderate Allocation Fund at the adjusted net asset value.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies
The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and the underlying funds. Some strategies and policies may be a part of a Fund’s principal strategy. Other strategies and policies may be utilized to a lesser extent.

Cash Position
Each Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Portfolio Turnover
Each Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the judgment of the portfolio manager. Changes are normally made in the Fund’s holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund’s transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.

Fundamental Investment Restrictions
Each Fund has certain additional fundamental investment restrictions that can only be changed with shareholder approval. The funds have substantially similar fundamental investment restrictions. Please see each Fund’s SAI for further information relating to those investment restrictions, each of which is incorporated by reference into this Prospectus/Information Statement and the SAI dated [          , 2012], related to this Merger.

Risks of the Funds

Similar Risk Factors of the Funds and Underlying Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Each Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments, and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. The allocation of the Fund’s assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund’s objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Janus manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Trustees of the Fund may also serve in the same capacity as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds.

Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund’s transaction costs. Large redemptions by the Fund may cause an underlying fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.

An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, noninvestment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.

The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investment allocation. The greater the Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Bank Loan Risk.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Certain underlying funds may invest in bank loans. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Participation interests and assignments involve credit, interest rate, and liquidity risk. In addition, the bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings.

Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

Commodity-Linked Derivative Investment Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. This exposure may subject a Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.

Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Credit Quality Risk.  Through the Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Derivatives Risk.  World Allocation Fund and certain underlying funds invested in by either Fund may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund or an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund or an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund or an underlying fund enters into short derivative positions, the Fund or underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund or underlying fund’s losses are theoretically unlimited.

Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund and an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. For the underlying Janus Emerging Markets Fund, such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. To the extent that the Fund or an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s or an underlying fund’s investments. The securities markets of many of the countries in which the Fund or an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund or an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s or an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s or the underlying fund’s investments. To the extent that the Fund or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s or underlying fund’s performance. The Fund or an underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Fixed-Income Securities Risk.  Through the Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund is invested are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund would like or at the price that a portfolio manager believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risk.  The Funds may have significant exposure to foreign markets as a result of the underlying funds’ investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, the Fund’s and an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund or an underlying fund has invested a significant amount of its assets may have a greater effect on the Fund’s or an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund or an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 50% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk.  Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

Investment Process Risk.  The optimization process used by Janus and the proprietary mathematical investment process used by INTECH Investment Management LLC (“INTECH”), the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On a routine basis, INTECH considers changes to its mathematical investment process. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

Leverage Risk.  Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund’s investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. An underlying fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.

Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in the Fund’s net asset value, which means if you sell your shares in the Fund you may lose money.

It is also important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Mortgage-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.

In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the 1940 Act and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.

Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Real Estate Risk.  Investments in certain underlying funds may be subject to many of the same risks as a direct investment in real estate. The value of securities of issuers in the real estate and real estate-related industries, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.

Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.

Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

Other Comparative Information about the Funds

Investment Adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund and the underlying funds. Janus is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus also provides certain administration and other services and is responsible for other business affairs of each Fund.

Janus (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus furnishes certain administration, compliance, and accounting services for the Moderate Allocation Fund and World Allocation Fund. In addition, employees of Janus and/or its affiliates serve as officers of the Trust. Janus provides office space for the Funds and generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds.

Janus furnishes certain administration, compliance, and accounting services for World Allocation Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Trust. Janus provides office space for the Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. World Allocation Fund also pays for salaries, fees, and expenses of certain Janus employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus provides to the Fund.

Management Expenses
Each Fund pays Janus an investment advisory fee and incurs expenses, including distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.

The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.

			Actual Investment
		Contractual	Advisory Fee Rate(1)
		Investment	(%) (for the fiscal
	Average Daily Net	Advisory Fee (%)	year ended June 30,
Fund Name	Assets of the Fund	(annual rate)	2012)
World Allocation Fund	All Asset Levels	0.07	0.00 (2)

Moderate Allocation Fund	All Asset Levels	0.05	0.05

(1)	Janus has agreed to waive each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain levels until at least November 1, 2013. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under Total Annual Fund Operating Expenses After Fee Waiver in the table in the “Comparison of Fees and Expenses” section of this Prospectus/Information Statement, and additional information is included under “Expense Limitations.” The waivers are not reflected in the contractual fee rates shown.
(2)	For the fiscal year ended June 30, 2012, the Fund did not pay Janus any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

Subadviser of Certain Underlying Funds
INTECH Investment Management LLC (“INTECH”) serves as subadviser to five of the available underlying funds: INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525

Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 95% of INTECH.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to two of the available underlying funds: Janus Asia Equity Fund and Janus Emerging Markets Fund. Janus Singapore, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, has been in the investment advisory business since 2011 and also serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus. As subadviser, Janus Singapore provides advisory services to the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to six of the available underlying funds: Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus owns approximately 78% of Perkins.

Third Party Consultant
Janus has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus with respect to Moderate Allocation Fund Wilshire provides research and advice regarding asset allocation methodologies, which Janus uses when determining asset class allocations for the Funds. Based upon information provided by Janus, Wilshire also provides quantitative and qualitative evaluations of the underlying funds’ portfolio managers’ and/or investment personnel’s investment style. Janus may use these evaluations in its decisions to allocate assets among underlying funds. Janus pays Wilshire a fee for its consulting services.

Investment Personnel
Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of each Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund’s cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr. Scherman is also Portfolio Manager of other Janus accounts. He joined Janus in 2005 as Director of Risk and Trading. Mr. Scherman holds a Bachelor’s degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

Each Fund’s SAI, dated October 26, 2012, each of which is incorporated by reference herein, provides information about Mr. Scherman’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Fund(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital.

Pricing of Fund Shares
The Funds calculate their respective net asset value per share (“NAV”) once each business day at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to Appendix C.

Purchase of Fund Shares
A detailed description of Moderate Allocation Fund’s policy with respect to purchases is available in Appendix C.

Redemption of Fund Shares
A detailed description of Moderate Allocation Fund’s policy with respect to redemptions is available in Appendix C.

Dividends and Distributions
A detailed description of Moderate Allocation Fund’s policy with respect to dividends and distributions is available in Appendix C.

Frequent Purchases and Redemptions
A detailed description of Moderate Allocation Funds policies with respect to frequent trading of Fund shares is available in Appendix C.

Tax Consequences
A detailed description of the tax consequences of buying, holding, exchanging, and selling Moderate Allocation Funds shares is available in Appendix C.

Distribution Arrangements
A detailed description of Moderate Allocation Fund’s distribution arrangements is available in Appendix C.

For a description of World Allocation Fund’s policies with respect to purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to World Allocation Fund’s Prospectuses, which are incorporated by reference herein, and available upon request without charge.

Liquidation/Merger of a Fund
It is important to know that, pursuant to the Trust’s Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

ADDITIONAL INFORMATION

Share Ownership
The following table shows the number of outstanding shares and net assets of each class of World Allocation Fund and Moderate Allocation Fund as of [          , 2012].

[To be updated]

Total Number of Shares
Fund	Outstanding	Net Assets
World Allocation Fund
– Class A Shares		$
– Class C Shares		$
– Class S Shares		$
– Class I Shares		$
– Class T Shares		$
Total		$

Moderate Allocation Fund
– Class A Shares		$
– Class C Shares		$
– Class D Shares		$
– Class S Shares		$
– Class I Shares		$
– Class T Shares		$
Total		$

[To the best knowledge of the Trust, as of [          , 2012], the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.]

Beneficial owners of 5% or more of the outstanding shares of each Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of either Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.

[To be updated]

		Number of	Percent of
Name of Fund and Class	Name and Address of Beneficial Owner	Shares	Fund
World Allocation Fund			%
– Class [A] Shares

Moderate Allocation Fund			%
– Class [A]Shares

Trustees and Officers
The following individuals comprise the Board of Trustees of the Trust: William D. Cvengros, William F. McCalpin, John P. McGonigle, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Trustee is independent of Janus, Janus Distributors, and the Trust. The officers of the Trust are disclosed in the Funds’ combined SAI which is incorporated herein by reference and has been filed with the SEC.

Independent Registered Public Accounting Firm
[To be updated by amendment]

Copies of Fund Information
To avoid sending duplicate copies of materials to certain households, the Fund may mail only one copy of each report or this Prospectus/Information Statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses.

Information Available Through the SEC
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

By order of the Board of Trustees,

Robin C. Beery
Chief Executive Officer and President of
Janus Investment Fund

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[DRAFT]

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [          ] day of [          , 2012,] by and between Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of World Allocation Fund, a series of the Trust (the “Predecessor Fund”), and Janus Moderate Allocation Fund (to be renamed Janus Global Allocation Fund-Moderate), a series of the Trust (the “Successor Fund”).

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for Class A, Class C, Class I, Class S and Class T voting shares of beneficial interest in the Successor Fund (the “Successor Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Predecessor Fund and the Successor Fund that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	PLAN OF REORGANIZATION

1.1  Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the Trust shall cause the Successor Fund to deliver to the Trust full and fractional Class A, Class C, Class I, Class S and Class T Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2  The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3  The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, Class C, Class I, Class S and Class T Successor Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the Class A, Class C, Class I, Class S and Class T Successor Fund Shares in connection with such exchange. Ownership of Class A, Class C,

Class I, Class S and Class T Successor Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.	CLOSING AND CLOSING DATE

2.1  The Closing Date shall be [          , 2013] or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2  The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Class A, Class C, Class I, Class S and Class T Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, Class C, Class I, Class S and Class T Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1  The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

(i) the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

3.2  The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

(i) the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the net asset value per share of a Class A, Class C, Class I, Class S and Class T Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4.	CONDITIONS PRECEDENT

4.1  The obligations of the Trust on behalf of the Predecessor Fund and the Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or JCM to be necessary and appropriate to effect the registration of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration

Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) The Class A, Class C, Class I, Class S and Class T Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

(iv) All representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

(v) The Trust shall have received the opinion of           substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by           of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;

(vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

5.	EXPENSES

All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6.	ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8.	AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2  This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Predecessor Fund and the Successor Fund.

10.6  The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Predecessor Fund

Name:	By:

Name:
Title:

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Successor Fund

Name:	By:

Name:
Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Investment Policies and Restrictions:
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.

(1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.

(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(2) The Funds do not intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

B-1

(3) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(4) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(5) The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of each Fund’s policies on investing in particular industries, as of the date of the Funds’ currently effective SAI, as supplemented, each Fund relies primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Funds intend to change industry or industry group classifications with respect to equity investments to Global Industry Classification Standard (“GICS”), but would continue to use Bloomberg L.P. for fixed-income investments. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

B-2

APPENDIX C

ADDITIONAL INFORMATION ABOUT MODERATE ALLOCATION FUND

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The shares are not offered directly to individual investors with the exception of Class D Shares, and in certain circumstances, Class I Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus representative at 1-800-525-3713, or for Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents, and employees of Janus or its affiliates.

PRICING OF FUND SHARES
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.

The price you pay for purchases of shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus/Information Statement. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus/Information Statement. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

Class D Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.12%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund may pay Janus Distributors LLC (“Janus Distributors”), the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Fund
Class A Shares	0.25%

Class C Shares	1.00	%(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services remits these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to order processing for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares
Janus Services, the Trust’s transfer agent, receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS OR ITS AFFILIATES
From its own assets, Janus or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus’ marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Fund’s combined SAI, which is incorporated by reference herein.

In addition, for most share classes, Janus, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Fund. Janus or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus to request that Janus make contributions to certain charitable organizations. In these cases, Janus’ contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

PURCHASES
With the exception of Class D Shares and Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of shares at the discretion of Janus. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus or its affiliates,” Janus and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

For All Classes of Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus if you hold shares directly with Janus) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES
Contact your financial intermediary, Janus if you hold shares directly with Janus, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please consider these differences prior to investing in another share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit.

However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class I Shares. Please contact your financial intermediary, Janus if you hold shares directly Janus, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus if you hold shares directly with Janus) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus’ Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s combined SAI, which is incorporated herein.

SHAREHOLDER COMMUNICATIONS
Your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) to obtain these reports. The Fund’s fiscal year ends June 30.

DISTRIBUTIONS
To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund. Distributions by the underlying funds and changes in asset allocation may result in taxable distributions of ordinary income or taxable gains.

Distribution Schedule
Dividends from net investment income for the Fund are normally declared and distributed in December. In addition, distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or Janus if you hold shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund, if you hold shares directly with Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by the Fund may generate nonqualified income that can impact an investor’s taxes.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by [To be updated by Amendment], whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Fund’s SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the shares of the Fund (assuming reinvestment of all dividends and distributions).

Class D Shares of the Fund commenced operations on February 16, 2010, after the restructuring of the Fund’s Class J Shares, the predecessor share class. The financial highlights shown for periods prior to February 16, 2010 reflect financial results for the Class J Shares of the Fund. If Class D Shares had been available, the financial results shown may have been different.

Effective February 16, 2010, Class J Shares were renamed Class T Shares and the eligibility requirements changed so that only clients investing through a third-party intermediary may purchase Class T Shares.

Janus Moderate Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.57	$10.95	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.34	0.18		0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.58	0.24		1.10
Total from investment operations	(0.07)	1.92	0.42		1.12

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.29)	(0.30)	(0.27)		—

Net asset value, end of period	$12.21	$12.57	$10.95		$10.80

Total return(3)	(0.41)%	17.59%	3.81%		11.57%

Net assets, end of period (in thousands)	$5,720	$5,498	$1,844		$1,145
Average net assets for the period (in thousands)	$5,484	$3,818	$1,676		$424
Ratio of gross expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.48%
Ratio of net expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.44%
Ratio of net investment income/(loss) to average net assets(4)	1.98%	2.88%	1.82%		1.43%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Moderate Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.46	$10.88	$10.77		$9.68

Income from investment operations:
Net investment income/(loss)	0.15	0.26	0.21		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	1.57	0.15		1.08
Total from investment operations	(0.17)	1.83	0.36		1.09

Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.25)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.27)	(0.25)	(0.25)		—

Net asset value, end of period	$12.02	$12.46	$10.88		$10.77

Total return(3)	(1.27)%	16.86%	3.33%		11.26%

Net assets, end of period (in thousands)	$8,397	$7,572	$2,509		$406
Average net assets for the period (in thousands)	$7,945	$5,021	$1,469		$113
Ratio of gross expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.26%
Ratio of net expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.20%
Ratio of net investment income/(loss) to average net assets(4)	1.10%	1.85%	0.87%		0.71%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Moderate Allocation Fund – Class D
	Years or Period ended June 30				Years ended October 31†
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.62	$10.96	$10.98		$9.05	$12.95	$11.04

Income from investment operations:
Net investment income/(loss)	0.26	0.34	0.06		0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.62	(0.08)		1.71	(3.64)	1.86
Total from investment operations	(0.05)	1.96	(0.02)		2.03	(3.33)	2.09

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	—		(0.29)	(0.29)	(0.16)
Distributions from capital gains	—	—	—		—	(0.28)	(0.02)
Total distributions	(0.30)	(0.30)	—		(0.29)	(0.57)	(0.18)

Net asset value, end of period	$12.27	$12.62	$10.96		$10.79	$9.05	$12.95

Total return(2)	(0.27)%	18.00%	(0.18)%		23.19%	(26.77)%	19.16%

Net assets, end of period (in thousands)	$228,415	$238,030	$180,264		$160,742	$110,756	$123,007
Average net assets for the period (in thousands)	$224,382	$216,280	$184,405		$124,910	$132,650	$87,462
Ratio of gross expenses to average net assets(3)(4)	0.26%	0.25%	0.27%		0.33%	0.24%	0.27%
Ratio of net expenses to average net assets(3)(4)	0.26%	0.25%	0.27%		0.32%	0.20%	0.20%
Ratio of net investment income/(loss) to average net assets(3)	2.10%	2.83%	1.43%		3.48%	2.63%	2.24%
Portfolio turnover rate	18%	15%	11%	(2)	19%	71%	15%

†	The financial highlights shown reflect financial results for Class J Shares, the predecessor share class, and are provided as supplemental information.
(1)	Period February 16, 2010 (commencement of Class D Shares) through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Moderate Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.52	$10.91	$10.78		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.29	0.25		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	1.62	0.14		1.09
Total from investment operations	(0.10)	1.91	0.39		1.10

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.26)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.28)	(0.30)	(0.26)		—

Net asset value, end of period	$12.14	$12.52	$10.91		$10.78

Total return(3)	(0.64)%	17.56%	3.57%		11.36%

Net assets, end of period (in thousands)	$1,595	$416	$58		$11
Average net assets for the period (in thousands)	$1,042	$374	$26		$1
Ratio of gross expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.92%
Ratio of net expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.77%
Ratio of net investment income/(loss) to average net assets(4)	1.88%	2.92%	1.35%		1.59%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class S Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Moderate Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.60	$10.96	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.26	0.34	0.26		0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	1.61	0.17		1.07
Total from investment operations	(0.03)	1.95	0.43		1.12

Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.30)	(0.31)	(0.27)		—

Net asset value, end of period	$12.27	$12.60	$10.96		$10.80

Total return(3)	(0.12)%	17.91%	3.96%		11.57%

Net assets, end of period (in thousands)	$5,640	$4,510	$1,625		$36
Average net assets for the period (in thousands)	$5,003	$3,130	$757		$29
Ratio of gross expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.19%
Ratio of net expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.18%
Ratio of net investment income/(loss) to average net assets(4)	2.18%	2.56%	1.70%		1.72%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Moderate Allocation Fund – Class T†
	Years or Period ended June 30				Years ended October 31
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.60	$10.95	$10.79		$9.05	$12.95	$11.04

Income from investment operations:
Net investment income/(loss)	0.32	0.11	0.56		0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.38)	1.84	(0.14)		1.71	(3.64)	1.86
Total from investment operations	(0.06)	1.95	0.42		2.03	(3.33)	2.09

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.26)		(0.29)	(0.29)	(0.16)
Distributions from capital gains	—	—	—		—	(0.28)	(0.02)
Total distributions	(0.29)	(0.30)	(0.26)		(0.29)	(0.57)	(0.18)

Net asset value, end of period	$12.25	$12.60	$10.95		$10.79	$9.05	$12.95

Total return(2)	(0.33)%	17.89%	3.80%		23.19%	(26.77)%	19.16%

Net assets, end of period (in thousands)	$15,651	$20,254	$10,268		$160,742	$110,756	$123,007
Average net assets for the period (in thousands)	$19,099	$16,051	$83,813		$124,910	$132,650	$87,462
Ratio of gross expenses to average net assets(3)(4)	0.36%	0.35%	0.30%		0.33%	0.24%	0.27%
Ratio of net expenses to average net assets(3)(4)	0.31%	0.35%	0.30%		0.32%	0.20%	0.20%
Ratio of net investment income/(loss) to average net assets(3)	2.12%	2.88%	2.63%		3.48%	2.63%	2.24%
Portfolio turnover rate	18%	15%	11%	(2)	19%	71%	15%

†	Formerly named Class J Shares.
(1)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

APPENDIX D

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS

The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders. The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus funds established in the future.

Potential Underlying Funds Included in the Equity Securities Asset Category
INTECH Global Dividend Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH International Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. Core Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. Growth Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. Value Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Janus Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Emerging Markets Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds. The fund may invest in companies of any market capitalization.

Janus Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $19.1 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of June 30, 2012, the fund’s weighted average market capitalization was $86.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Global Life Sciences Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

Janus Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Janus Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets. As of June 30, 2012, the fund held stocks of 53 companies. Of these holdings, 30 comprised approximately 75.08% of the fund’s holdings.

Janus Global Technology Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

Janus International Equity Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

Janus Overseas Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small-and medium-sized companies. Generally, small-and medium-sized companies have a market capitalization of less than $10 billion.

Janus Twenty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $53 million to $3.8 billion. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

Janus Worldwide Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United

States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Perkins Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

Perkins Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $400.1 billion, and the median market capitalization was $4.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), including commodity-related ETFs, cash or similar investments.

Perkins Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $18.5 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

Perkins Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $85 million to $2.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large-and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

Janus Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short-to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

Janus Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation Protected Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk bonds.” Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.

Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short-and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Diversified Alternatives Fund pursues its investment objective by investing in a diverse group of return drivers, each a “risk premia,” across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The Fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining these individual risk premia into a liquid portfolio that delivers consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds.

The Fund employs a proprietary multi-factor process to allocate the Fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premia in which the Fund invests, so that no individual risk premia contributes disproportionately to the Fund’s risk profile and expected returns over the long term. Next, the Fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of individual risk premia. The risk premia allocations are rebalanced from time to time, and depending on market conditions and the portfolio managers’ beliefs regarding the expected returns, relative risk and correlation properties of one or more individual risk premia, the Fund may not utilize all identified risk premia in its investment process at all times. Janus Capital believes that this allocation process may provide better risk adjusted returns than a traditional asset allocation strategy that employs fixed weights for asset classes.

Janus Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

APPENDIX E

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus/Information Statement.

EQUITY AND DEBT SECURITIES
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in a Fund’s NAV even greater and thus result in increased volatility of returns. A Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

JANUS INVESTMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

[     , 2012]

Relating to the acquisition of the assets of

JANUS WORLD ALLOCATION FUND

by and in exchange for shares of beneficial interest of

JANUS MODERATE ALLOCATION FUND
each, a series of Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0020

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the prospectus and information statement (the “Prospectus/Information Statement”) dated [     , 2012]. The Prospectus/Information Statement is being furnished to shareholders of Janus World Allocation Fund, a series of Janus Investment Fund, in connection with the merger of Janus World Allocation Fund with and into Janus Moderate Allocation Fund, a series of Janus Investment Fund, pursuant to which all of the assets and liabilities of Janus World Allocation Fund would be transferred to Janus Moderate Allocation Fund in exchange for shares of beneficial interest of Janus Moderate Allocation Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC (“Janus Capital”) at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0020.

This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.	The SAI for Janus World Allocation Fund, dated October 26, 2012 (File No. 002-34393).

2.	The SAI for Janus Moderate Allocation Fund, dated October 26, 2012 (File No. 002-34393).

3.	The Financial Statements of Janus World Allocation Fund included in the annual report dated June 30, 2012, as filed on August 29, 2012 (File No: 811-01879).

4.	The Financial Statements of Janus Moderate Allocation Fund included in the annual report dated June 30, 2012, as filed on August 29, 2012 (File No: 811-01879).

As described in the Prospectus/Information Statement, upon the closing of such Merger, each owner of Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares of Janus World Allocation Fund would become a shareholder of the corresponding class of shares of Janus Moderate Allocation Fund. Information about Janus Moderate Allocation Fund is provided in the Prospectus/Information Statement.

Pro forma financial statements reflecting consummation of the merger have not been prepared because the value of Janus World Allocation Fund’s net assets was 10% or less of Janus Moderate Allocation Fund’s net assets as of November 30, 2012.

JANUS INVESTMENT FUND
PART C — OTHER INFORMATION
ITEM 28. Exhibits

Exhibit 1

	(a)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

	(b)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

	(c)	Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(d)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(e)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(f)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

	(g)	Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(h)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

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	(i)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

	(j)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(k)	Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

Exhibit 2
	(a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

	(b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(c)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 (Not Applicable)

Exhibit 4

	(a)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus World Allocation Fund and Janus Moderate Allocation Fund, is filed herein as Exhibit (4)(a).

Exhibit 5 (Not Applicable)

Exhibit 6

	(a)	Form of Investment Advisory Agreement for Janus Smart Portfolio – Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(b)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

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	(c)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Moderate dated August 2, 2010 is incorporated herein by reference to Exhibit (d)(168) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

Exhibit 7

	(a)	Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

	(b)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

	(c)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

	(d)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

	(e)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(f)	Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(g)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

	(h)	Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)

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Exhibit 9

(a)	Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(b)	Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(c)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(d)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(e)	Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)	Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(h)	Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit
(g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

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Exhibit 10

	(a)	Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(b)	Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(c)	Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(d)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(e)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 11
	(a)	Opinion and Consent of Counsel is to be filed by Amendment.

Exhibit 12
	(a)	Tax Opinion is to be filed by Amendment.

Exhibit 13 (Not Applicable)

Exhibit 14

	(a)	Consent of PricewaterhouseCoopers LLP is to be filed by Amendment.

Exhibit 15 (Not Applicable)

Exhibit 16

	(a)	Powers of Attorney, dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

	(b)	Power of Attorney, dated as of June 24, 2010, is incorporated herein by reference to Exhibit (q)(4) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

	(c)	Power of Attorney, dated as of January 5, 2011, is incorporated herein by reference to Exhibit (q)(5) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

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ITEM 17. Undertakings
     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES
     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 10th day of December, 2012.

JANUS INVESTMENT FUND
By:	/s/ Robin C. Beery
Robin C. Beery, President and
Chief Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robin C. Beery Robin C. Beery	President and Chief Executive Officer (Principal Executive Officer)	December 10, 2012

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	December 10, 2012

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Signature	Title	Date

William F. McCalpin* William F. McCalpin	Chairman and Trustee	December 10, 2012

William D. Cvengros* William D. Cvengros	Trustee	December 10, 2012

John P. McGonigle* John P. McGonigle	Trustee	December 10, 2012

James T. Rothe* James T. Rothe	Trustee	December 10, 2012

William D. Stewart* William D. Stewart	Trustee	December 10, 2012

Linda S. Wolf* Linda S. Wolf	Trustee	December 10, 2012

/s/ Stephanie Grauerholz-Lofton

*By:	Stephanie Grauerholz-Lofton
Attorney-in-Fact
Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009; Power of Attorney, dated June 24, 2010, incorporated by reference to Exhibit (q)(4) to Post-Effective Amendment No. 132, filed on July 30, 2010; and Power of Attorney, dated January 5, 2011, incorporated by reference to Exhibit (q)(5) to Post-Effective Amendment No. 138, filed on January 28, 2011

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INDEX OF EXHIBITS

Exhibit Number	Exhibit Title

Exhibit 4(a)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus World Allocation Fund and Janus Moderate Allocation Fund.

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